FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2016
FAIR VALUE MEASUREMENTS [Abstract]
FAIR VALUE MEASUREMENTS
30.	FAIR VALUE MEASUREMENTS

The Group applies ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

ASC 820 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level 1 — Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 — Include other inputs that are directly or indirectly observable in the marketplace.

Level 3 — Unobservable inputs which are supported by little or no market activity.

ASC 820 describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

In accordance with ASC 820, the Group measured the derivative liability in connection with the IFC convertible loan at fair value as of December 31, 2015, on a recurring basis using a valuation model with significant inputs that are directly or indirectly observable in the marketplace (Level 2). The convertible IFC loan was settled in February 2016. The Company had no assets or liabilities measured or disclosed at fair value on a recurring basis using significant unobservable inputs (Level 3) as of December 31, 2015 and 2016.

The following table summarizes the nonrecurring fair value measurements for each class of assets as of and for the year ended December 31, 2016.

Fair Value Measurement at the End of the Reporting Period Using
Quoted Prices
		in Active	Significance
	As of	Markets for	Other	Significant
	December 31,	Identical	Observable	Unobservable
	2016	Assets (Level 1)	Inputs (Level 2)	Inputs (Level 3)	Total losses
	RMB	RMB	RMB	RMB	RMB
Description
Nonrecurring fair value measurements:
Long-lived assets held and used	21,286	—	—	21,286	(35,288)

In accordance with ASC 360, long-lived assets held and used with a carrying amount of RMB 56,574 (US$8,149) were written down to their fair value of RMB 21,286 (US$3,066), resulting in an impairment charge of RMB35,288 (US$5,083), which was included in the caption of “impairment of long-lived assets” in the consolidated statements of comprehensive income (loss). The fair value of long-lived assets is measured using the discounted cash flow approach, based on a discount rate of 13% and expected remaining lives of such assets.

The Group measures certain financial assets, including cost and equity method investments, at fair value on a nonrecurring basis only if an impairment charge were to be recognized. The Group’s non-financial assets, such as intangible assets, goodwill and fixed assets, would be measured at fair value only if they were determined to be impaired.